UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange
Act
Date of Report (Date of
Earliest Event Reported):
January 7, 2026
Cal-Maine Foods, Inc.
(Exact name of registrant as
specified in its charter)
Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)
1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive
offices (zip code))
601
-
948-6813
(Registrant’s telephone number, including
area code)
Check the appropriate box below if the
Form 8-K filing is intended to simultaneously
satisfy the filing obligation of
the
registrant under any of the following provisions
(see General Instruction
A.2 below):
☐
Written communications pursuant to Rule 425 under
the Securities Act
(17 CFR 230.425)
☐
Soliciting material pursuant to
Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
☐
Pre-commencement communications
pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications
pursuant to Rule 13e-4(c) under
the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered pursuant to
Section 12(b) of the
Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ
Global Select Market
Indicate by check mark
whether the registrant is an emerging growth
company as defined in Rule 405 of
the Securities
Act of
1933 (§230.405 of this chapter)
or Rule 12b-2 of the Securities Exchange
Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate
by check mark if the registrant
has elected not to use the extended
transition period
for complying with any new or revised
financial accounting standards provided
pursuant to Section 13(a)
of the Exchange
Act.
☐

Item 2.02.
Results of Operations
On January 7, 2026, Cal-Maine Foods, Inc.
(the “Company”) issued a
press release announcing its financial results
for the
second quarter ended
November 29, 2025. A copy of the Company’s press release
is attached hereto as Exhibit 99.1 to this
Current Report.
In accordance with General
Instruction B.2 of Form 8-K, the information in this Item
2.02 of this Current Report on Form
8-K,
including Exhibit 99.1 hereto, which are
furnished herewith pursuant to and relate
to this Item 2.02, shall not be deemed "filed"
for purposes of Section 18 of the
Securities Exchange Act of 1934, as
amended (the "Exchange Act"), or
otherwise be subject
to the liabilities of Section 18 of the
Exchange Act. The information in this Item
2.02 of this Current Report on
Form 8-K and
Exhibit 99.1 hereto shall not be incorporated
by reference into any filing or other document
filed by the Company with the SEC
pursuant to the Securities Act of 1933, as
amended, the rules and regulations
of the SEC thereunder, the Exchange
Act, or the
rules and
regulations of the SEC thereunder
except as shall be expressly set forth
by specific reference
to this Form 8-K in such
filing or document.
Item 9.01.
Financial Statements and Exhibits
(d)
Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on January 7, 2026
104
Cover Page Interactive Data
File, (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements for
the Securities Exchange
Act of 1934, the registrant has duly
caused this report to be signed on
its behalf by the undersigned hereunto duly
authorized.
CAL-MAINE FOODS, INC.
Date: January 7, 2026
By:
/s/ Max P. Bowman
Max P. Bowman
Director, Vice President, and
Chief Financial Officer